 Exhibit 99.2

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is made as of August [__], 2022 (the “Effective Date”), by and between (i) PH Invesco, LLC (“PH Invesco”); (ii) Timothy Topp (“Topp”); (iii) Rick O’Shea (“O’Shea”); (iv) Eric Boivin (“Boivin”); Cornbuck-Aurora, LLC (“Cornbuck”); (v) Pure Harvest Corporate Group, Inc. (“PHCG”); (vi) Pure Harvest Colorado, LLC (“PHCO”); (vii) Sofa King Medicinal Wellness Products, LLC (“SKM”); and (viii) Matthew Gregarek (“Gregarek”). Each of the foregoing are hereinafter referred to collectively as the “Parties” and each separately as a “Party.”

RECITALS

WHEREAS, PH Invesco asserts that it is a secured creditor of PHCG and its subsidiaries, and that it holds a senior lien in all assets of PHCG, PHCO, and SKM.

WHEREAS, Topp, O’Shea, Boivin, and Cornbuck (together, the “Creditor Group”) assert that they are creditors of PHCG, PHCO, and SKM, and that they hold senior liens in the assets of PHCO and SKM.

WHEREAS, on April 27, 2022, PH Invesco filed a Complaint in the United States District Court for the District of Wyoming, Case No. 22-cv-00094 (the “Wyoming Action”), against the Creditor Group, PHCG, PHCO, SKM, and Gregarek (together, the “Defendant Parties”) asserting, among other claims, counts alleging breach of contract, replevin of collateral, tortious interference with contract, fraudulent transfer, and civil conspiracy.

WHEREAS, on June 10, 2022, the Creditor Group filed their Motion to Dismiss Complaint seeking dismissal of the Wyoming Action.

WHEREAS, on June 30, 2022, PH Invesco dismissed the Creditor Group from the Wyoming Action without prejudice. PHCG, PHCO, SKM, and Gregarek (the “Pure Harvest Parties”) remain as defendants in the Wyoming Action.

WHEREAS, on July 7, 2022, PH Invesco filed a Complaint in the District Court for Jefferson County, Colorado, Case No. 2022CV30788 (the “Colorado Action”), against the Creditor Group asserting counts alleging tortious interference with contract, fraudulent transfer, and civil conspiracy.

WHEREAS, on or around April 4, 2022, PH Invesco, with assistance from SKM’s Neale Gibbons, filed for ownership change and owner suitability with the MED.

WHEREAS, on or about July 28, 2022, SKM and PHCG executed that certain Assignment, Assumption, and Indemnity Agreement a copy of which is attached hereto as Exhibit B.

WHEREAS, the Defendant Parties dispute the allegations and relief sought in the Wyoming Action and Colorado Action.

WHEREAS, in order to avoid the further expense, distraction, and uncertainty of litigation, the Parties desire to execute this Agreement to resolve any and all claims and disputes between PH Invesco and the Defendant Parties.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals, the covenants set forth in this Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                  Recitals. The foregoing recitals are incorporated herein by reference.

2.                  Settlement. In full and final settlement and resolution of all claims, causes of action, and disputes between (i) PH Invesco and (ii) the Defendant Parties, the Parties hereby agree as follows:

a.	Contemporaneously with the execution of this Agreement, PHCO and PH Invesco shall enter into the Assignment and Assumption Agreement attached hereto as Exhibit A (the “Assignment”), which shall, subject to applicable regulatory approval, transfer all membership interests of SKM to PH Invesco, such that PH Invesco thereafter shall be the sole owner of SKM. Following the execution of the Assignment, the Parties shall cooperate in the preparation and submission of all change of ownership applications (the “Applications”) required by (i) the Marijuana Enforcement Division of the Colorado Department of Revenue (the “MED”) and (ii) the applicable marijuana regulatory agencies in each local jurisdiction where SKM operates (the “Localities”). Following submissions of the Applications, which submissions shall occur at the direction of PH Invesco, each Party shall promptly provide any additional documentation or information requested by the MED or Localities. Any liabilities owed by SKM to any Defendant Party will be waived and released upon the closing of the Assignment, including without limitation, those liabilities identified on Exhibit C. All other operating expenses, trade debt, and other existing obligations incurred by SKM in the ordinary course of business will remain.

b.	Immediately upon the execution of this Agreement, Gregarek shall, and PHCO shall cause Gregarek to, (i) refrain from, directly or indirectly, exercising any management or control of SKM and (ii) remove Gregarek’s access to and authority over each and every bank account held in the name of or on behalf of SKM. It is the express understanding and intent of the Parties that, upon the execution of this Agreement and until the closing of the Assignment, Neale Gibbons shall have the power and authority to operate or manage SKM in consultation with PH Invesco.

c.	Promptly following the execution of this Agreement, the Parties shall work together in good faith to add David Chessler as a signatory to each and every bank account held in the name of or on behalf of SKM.

d.	From and after the Effective Date and continuing until the Transfer (as defined in the Assignment) has been completed, the Defendant Parties shall take all necessary action to ensure each of the licenses issued to SKM by the MED and Localities are renewed and maintained in good standing, including, without limitation, submission of all renewal applications required by the MED and Localities. SKM is responsible for payment of all licensing fees required by the MED and Localities. SKM will also provide PHCG accounting records for public company filings prior to effective date.

e.	The Creditor Group shall release all liens in SKM.

f.	Upon receipt by PH Invesco of 100% of the membership interests of SKM, which receipt shall not be effective until all Approvals have been obtained, all obligations owed by PHCG and/or any of its direct or indirect subsidiaries to PH Invesco and/or any affiliated individual or entity of PH Invesco, including but not limited to Chessler Holdings and Jordyn Holdings III, LLC, shall be deemed satisfied in full. PHCG and any its direct and indirect subsidiaries shall have no further obligation of any kind to PH Invesco or any affiliated individual or entity, except any obligations specifically created or preserved by this Agreement.

g.	Both (i) the Creditor Group and (ii) PH Invesco and any affiliates, including but not limited to Chessler Holdings and Jordyn Holdings III, LLC, shall retain any shares of PHCG currently in their possession along with any shares or class of stock issued after the date of this Agreement to settle future debt, provided that, except as otherwise agreed in writing with PHCG, such entities or individuals shall not sell, transfer, or assign such shares for one year after the effective date of this Agreement or date of issuance if after the effective date, after which date such entities or individuals shall not sell, transfer, or assign more than 10% of the shares of PHCG in their possession per month.

h.	All equity and rights to the product and company called Pocket Shots shall be transferred to PH Invesco. The Parties shall execute documents transferring the equity and rights in Pocket Shots contemporaneously with this Agreement.

i.	PH Invesco and the Defendant Parties each shall receive the releases set forth in Section 6 of this Agreement.

3.                  Dismissal of Lawsuits by PH Invesco. PH Invesco shall dismiss the Wyoming Action and Colorado Action with prejudice within three (3) business days of the execution of this Agreement.. All parties will bear their own attorney fees and costs.

4.                  Notice. All notices in connection with this Agreement shall be sent to the Parties at the addresses listed below by both email and either U.S. Mail or overnight delivery service (including Federal Express and UPS). Such notices shall be effective immediately upon being sent in accordance with the foregoing methods. In the event that any Party’s address should change, that Party is required immediately to notify the other Parties of such change in writing. The Parties agree that the other Party is entitled to rely on the addresses listed below for all purposes under this Agreement, and that any notice sent to the addresses listed below shall be effective until receipt of written notice of a change of address.

If to the Creditor Group:

Michael J. Roeschenthaler, Esq.

Whiteford, Taylor & Preston LLP

11 Stanwix Street, Suite 1400

Pittsburgh, PA 15222

Telephone: (412) 618-5601

Email: mroeschenthaler@wtplaw.com

and

David W. Gaffey, Esq.

Whiteford, Taylor & Preston LLP

3190 Fairview Park Drive, Suite 800

Falls Church, Virginia 22042

Telephone: (703) 280-3374

Email: dgaffey@wtplaw.com

If to PH Invesco:

Jeffrey Pope, Esq.

Holland & Hart LLP

2515 Warren, Suite 450

Cheyenne, WY 82009

Telephone: (307) 778-4200

Email: JSPope@hollandhart.com

If to the Pure Harvest Parties:

Andrea Cataneo

Mitchell, Silberberg & Knupp, LLP

437 Madison Ave, 25th Floor

New York, NY 10022

Telephone: 917-546-7702

Email: ajc@msk.com

5.                  Good Faith Settlement. The Parties agree that the Agreement constitutes a good faith settlement of all claims, causes of action, and disputes between (i) PH Invesco and (ii) the Defendant Parties, and acknowledge that this Agreement is entered into freely and voluntarily.

6.                  Releases.

a.       Release by PH Invesco. Effective upon the execution of this Agreement and the Assignment, PH Invesco, on behalf of itself and its affiliates, members, and investors, releases and forever discharges the Defendant Parties, and their respective affiliates, subsidiaries, parents, owners, members, shareholders, officers, directors, agents, attorneys, consultants, employees, professionals, advisors, successors, and/or assigns, solely in their capacity as such, from each and every right, claim, debt, cause of action, demand, suit for damages, liability, legal fee, act or right of action of any nature, in law, equity or otherwise, whether asserted or unasserted, known or unknown, disclosed or undisclosed, that PH Invesco made, could have made, or is able to make against the Defendant Parties for any reason, including but not limited to the claims asserted in the Wyoming Action and the Colorado Action. For the avoidance of doubt, nothing herein shall release any obligations specifically created or preserved in this Agreement.

b.      Release by Defendant Parties.

i.	Effective upon the execution of this Agreement and the Assignment, each of the Defendant Parties releases and forever discharges PH Invesco, and its affiliates, investors, subsidiaries, parents, owners, members, shareholders, officers, directors, agents, attorneys, consultants, employees, professionals, advisors, successors, and/or assigns, including without limitation SKM, solely in their capacity as such, from each and every right, claim, debt, cause of action, demand, suit for damages, liability, legal fee, act or right of action of any nature, in law, equity or otherwise, whether asserted or unasserted, known or unknown, disclosed or undisclosed, that the Defendant Parties made, could have made, or are able to make against PH Invesco or SKM for any reason, including but not limited to the transactions which are the subject of the Wyoming Action and the Colorado Action.

ii.	Further, in consideration for the time, effort, and expense of the Creditor Group in resolving the Wyoming Action and Colorado Action and reaching the Agreement memorialized herein for the benefit of the Pure Harvest Parties, effective upon the execution of this Agreement and the Assignment, each of the Pure Harvest Parties releases and forever discharges the Creditor Group, and their respective affiliates, subsidiaries, parents, owners, members, shareholders, officers, directors, agents, attorneys, consultants, employees, professionals, advisors, successors, and/or assigns, solely in their capacity as such, from each and every right, claim, debt, cause of action, demand, suit for damages, liability, legal fee, act or right of action of any nature, in law, equity or otherwise, whether asserted or unasserted, known or unknown, disclosed or undisclosed, that the Pure Harvest Parties made, could have made, or are able to make against the Creditor Group for any reason. For the avoidance of doubt, nothing herein shall release any obligations specifically created or preserved in this Agreement.

iii.	Further, in consideration for the time, effort, and expense of Gregarek in resolving the Wyoming Action and Colorado Action and reaching the Agreement memorialized herein for the benefit of the Creditor Group, effective upon the execution of this Agreement and the Agreement, each of the Creditor Group releases and forever discharges Gregarek, and his respective agents, attorneys, consultants, employees, professionals, current and former board members, advisors, successors, and/or assigns, solely in their capacity as such, from each and every right, claim, debt, cause of action, demand, suit for damages, liability, legal fee, act or right of action of any nature, in law, equity or otherwise, whether asserted or unasserted, known or unknown, disclosed or undisclosed, that the Creditor Group made, could have made, or are able to make against Gregarek for any reason. For the avoidance of doubt, nothing herein shall release any obligations specifically created or preserved in this Agreement.

7.                  Authority to Execute. Each Party to this Agreement represents and warrants to each other party that no other person or entity has claimed, or now claims, any interest in the subject matter of this Agreement; that each Party has the authority to make the representations and promises contained in and to execute this Agreement, and that no other or further authorization is needed; that each Party has made no assignment, and will make no assignment of any claim, cause of action, right of action, or any right whatsoever embodied in any of the claims referred to in this Agreement; and that no other person or entity of any kind has any interest to any of the demands, allegations, causes of action, debts, liabilities, rights, contracts, damages, attorney’s fees, costs, expenses, losses or claims referred to in this Agreement.

8.                  Time of the Essence. The Parties agree that time is of the essence as to each Party’s performance of all obligations under this Agreement.

9.                  Non-Admission. Neither this Agreement, nor anything contained herein is to be construed as an admission by any Party of any liability, wrongdoing, or unlawful conduct whatsoever, or of any allegation made in the Wyoming Action or Colorado Action.

10.              Language Construction. This Agreement is the product of negotiation and preparation by and among the Parties, each of which is represented by, or has had the opportunity to be represented by, legal counsel of their own choosing. The Parties agree that this Agreement shall be deemed to have been drafted equally by all parties and shall not be presumptively construed either in favor or against any of the Parties hereto.

11.              Severability. If any term or condition of this Agreement is deemed to be illegal or unenforceable, then that term or condition shall be deemed stricken and all remaining terms and conditions shall remain in full force and effect.

12.              Independent Covenants. Each and every covenant, agreement, obligation or other provision contained in this Agreement is and shall be construed to be a separate and independent covenant and agreement of the Party bound thereby, and shall not be construed to be dependent on or contingent upon the occurrence or satisfaction of any other provision of this Agreement, unless this Agreement specifically provides otherwise.

13.              Necessary Acts and Papers. The Parties agree to execute all documents as well as do all acts necessary to perform the terms, conditions and purpose of this Agreement, including but not limited to the transaction referenced in the Agreement.

14.              Entire Agreement. This Agreement contains the entire agreement between the Parties in relation to the matters described herein, and no representations, inducements, agreements or understandings of any kind, either written or oral, shall be binding upon the Parties unless expressly contained herein. All negotiations leading up to this Agreement are merged herewith and shall not be the basis for any legal rights, claims or defenses in relation to any litigation or otherwise. This Agreement is a complete and exhaustive statement of the terms of the Parties’ agreement, which may not be explained or supplemented by evidence of any prior or contemporaneous agreement. This Agreement may be amended only through a writing signed after the effective date hereof by all of the Parties.

15.              Governing Law/Venue. The validity, enforceability and interpretation of this Agreement will be determined and governed by the laws of the State of Colorado, without giving effect to any principles regarding conflicts of laws. The Parties consent to the exclusive jurisdiction of and venue in the state and federal courts of Colorado with respect to any dispute relating to or arising out of the Agreement.

16.              Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. The Parties’ signatures may be evidenced by PDF or facsimile transmissions, and each Party may rely on a PDF or facsimile signature on behalf of another Party as proof of the other Party’s execution of this Agreement. This Agreement shall become effective when the counterparts have been signed by each of the Parties.

17.              Waiver of Jury Trial. The Parties agree to, and hereby waive, any right to a jury trial in matters arising out of or in any way connected to this Agreement, or the construction, interpretation, validity, or performance thereof, and/or the matters raised herein.

18.              Attorney’s Fees. Each of the Parties shall pay its own respective costs and attorneys’ fees incurred with respect to this Agreement and the Wyoming Action and Colorado Action, if any, except as otherwise specifically provided herein.

19.              Binding Effect. This Agreement and the releases contained herein shall be binding upon and shall inure to the benefit of each of the Parties to this Agreement and upon their respective successors and assigns.

20.              Opportunity to Consider and Confer. Parties acknowledge that each Party has had time to read, study, consider and deliberate upon this Agreement and has had the opportunity to consult with counsel of their choice, and that all Parties fully understand and are in complete agreement with all the terms of this Agreement.

IN WITNESS WHEREOF, the Parties, affirming that they are in possession of and have reviewed all pages of this Agreement, have duly executed and delivered this Agreement as of the date first set forth above.

[Signatures to Appear on Following Pages]

              PH INVESCO, LLC

By: ________________________________

Title:________________________________

CHESSLER HOLDINGS, LLC

By: ________________________________

Title:________________________________

JORDYN HOLDINGS III, LLC

__________________________________

By: _______________________________

Title:________________________________

DEFENDANT PARTIES

Creditor Group:

TIM TOPP

RICK O’SHEA

CORNBUCK-AURORA, LLC

By:

Title:

ERIC BOIVIN

Pure Harvest Parties:

Pure Harvest corporate group, inc.

By:

Name: Matthew Gregarek

Its: CEO

Pure Harvest COLORADO, LLC

By: Pure Harvest corporate group, inc., AS sole MEMBER & Manager

By:

Name:

Its:

sOFA kING MEDICINAL WELLNESS PRODUCTS, LLC

By: Pure Harvest COLORADO, LLC, AS sole MEMBER & Manager

By: Pure Harvest corporate group, inc., AS sole MEMBER & Manager

By:

Name:

Its:

MATTHEW GREGAREK

As: An INDIVIDUAL and OFFICER

By: __________________

Title: _________________

EXHIBIT A

[Attached]

EXHIBIT B

[Attached]

EXHIBIT C

1)	SKM current liabilities owed to PHCG of $715,655.06 will be waived and released.